SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549


                           FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
February 21, 1997




                    McKESSON CORPORATION
--------------------------------------------------------------
    (Exact name of registrant as specified in its charter)


     Delaware              1-13252                94-3207296
--------------------------------------------------------------
(State or other       (Commission File       (I.R.S. Employer
jurisdiction of            Number)              Identification
incorporation)                                      Number)


McKesson Plaza
One Post Street
San Francisco, California                               94104
--------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)


                            (415) 983-8300
--------------------------------------------------------------
     (Registrant's telephone number, including area code)

Item 5.   Other Events.
          ------------

On February 21, 1997, the Registrant announced that it had executed a definitive agreement to divest Millbrook Distribution Services Inc., its Service Merchandising unit, to R.A.B Holdings, Inc., a privately held investment group. The text of the press release regarding this announcement is set forth in Exhibit 99.1 to this Current Report on Form 8-K, which exhibit is incorporated herein by reference.

In addition, on February 24, 1997, the Registrant announced that it had completed its acquisition of privately-held General Medical Inc. pursuant to the terms of an Agreement and Plan of Merger dated as of January 28, 1997. The text of the press release regarding this announcement is set forth in
Exhibit 99.2 to this Current Report on Form 8-K, which exhibit is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial
          ----------------------------------------------------
          Information and Exhibits.
          ------------------------

          (c)  Exhibits
               --------

               99.1 Press Release of McKesson Corporation
                    dated February 21, 1997

               99.2 Press Release of McKesson Corporation
                    dated February 24, 1997




                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    McKESSON CORPORATION
                                        (Registrant)



Dated:  February 24, 1997     BY   /s/NANCY A. MILLER
                              Vice President and Secretary

                             EXHIBIT INDEX

Exhibit
   No.                   Title
-------   ---------------------------------------

99.1      Press Release of McKesson Corporation dated
          February  21, 1997

99.2      Press Release of McKesson Corporation dated
          February  24, 1997

                                             Exhibit 99.1

Press Release

Contact:  Janet Bley
          (415) 983-9357

McKESSON TO SELL SERVICE MERCHANDISING UNIT
DIVESTITURE SUPPORTS McKESSON'S LEADERSHIP
IN HEALTH CARE SUPPLY MANAGEMENT

SAN FRANCISCO, Friday, February 21, 1997 (NYSE:MCK) - Reaffirming its commitment to its core health care business, McKesson Corp. today announced that the company has signed a definitive agreement to divest Millbrook Distribution Services Inc. its Service Merchandising unit, to R.A.B. Holdings, Inc., a privately held investment group. Terms of the transaction, which is expected to be completed in late March 1997, were not disclosed; however, the company stated that the after-tax sale proceeds will approximate the book value of the business, and that the divestiture would not be dilutive to McKesson shareholders.

"Recently we have pursued a series of strategic initiatives bringing us to the forefront in our industry and extending our leadership in health care supply management. We have effectively restructured our portfolio of businesses to focus on health care by divesting non-core businesses," said Mark A. Pulido, McKesson president and chief operating officer. "The divestiture of our Service Merchandising unit marks another significant milestone in this process." In accordance with the strategy, the Company completed the acquisition of FoxMeyer Drug in November 1996, and in January 1997, announced the pending acquisition of General Medical Inc., the largest multi-market distributor of medical and surgical supplies. Last December, the Company completed the sale of its 55% holding in Armor All Products Corp. and at the same time placed Millbrook into discontinued operations.

Millbrook President and CEO Robert A. Sigel stated, "We have enjoyed a strong relationship with McKesson for the past 12 years. With McKesson's decision to focus on health care, the two companies are pursuing different strategic objectives. Under R.A.B. Holdings ownership, Millbrook will continue on its long-term plan to expand in the service merchandising business." Sigel will remain with Millbrook Distribution as president and chief executive officer.

McKesson is the largest health care supply management company in North America through its U.S. health care businesses, its Canadian subsidiary, Medis Health and Pharmaceutical Services, and its interest in Mexico's Nadro, S.A. With General Medical Inc., the largest multi-market distributor of medical-surgical supplies, McKesson will further extend its leadership in health care supply management. The Company also owns McKesson Water Products, a leading U.S. provider of pure drinking water.

Millbrook Distribution Services is the largest service merchandising company in the U.S., distributing over 36,000 health & beauty care, general merchandise and specialty food products to over 15,000 grocery stores and other retailers in 42 states. Headquartered in Leicester Massachusetts, Millbrook has annual revenues of approximately $500 million.

                             # # #

McKesson news releases are available at no charge through McKesson's NewsOnDemand fax service.

To immediately receive an index of available releases, call 1-
800-344-6495 and press 2.

On the Internet, visit us on the World Wide Web at:
http://www.McKesson.com

McKesson Corp. Financial Communications
0ne Post Street, San Francisco CA 94104

                                             Exhibit 99.2

Press Release

Contact:  Janet Bley
(415) 983-9357

McKESSON CORP. COMPLETES ACQUISITION OF GENERAL MEDICAL INC. SAN FRANCISCO, Monday, February 24, 1997 (NYSE:MCK) -
McKesson Corp. today announced that it completed the acquisition of privately-held General Medical Inc. creating the largest health care supply management company in North America. Under the terms of the agreement, McKesson paid approximately $775 million for General Medical, including $347 million for the equity and the assumption of debt. The consideration for the equity was comprised of a payment of approximately $174 million in cash and the issuance of approximately 2.8 million shares of McKesson common stock. McKesson expects the acquisition to be accretive in the first year of ownership, effectively increasing the company's overall operating margin and working capital turnover.

General Medical is the nation's leading supplier of medical-surgical supplies to the full range of alternate-site health care facilities including physicians and clinics, long-term care and home-care sites, and is the third largest distributor of medical-surgical supplies to hospitals. Early termination of the waiting period under the Hart-Scott-Rodino Act allowed the transaction to be completed in less than 30 days from the initial announcement.

McKesson is the largest health care supply management company in North America through its U.S. health care businesses, its Canadian subsidiary, Medis Health and Pharmaceutical Services, and its minority interest in Mexico's Nadro, S.A. With General Medical Inc., the largest multi-market distributor of medical-surgical supplies, McKesson further extends its leadership in health care supply management. The Company also owns McKesson Water Products, a leading U.S. provider of pure drinking water.

Except for historical information contained herein, the matters discussed in this release are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected. These include the trends for continued growth of McKesson's and General Medical's core health care businesses and risks and uncertainties described in the company's SEC reports. The company assumes no obligation to update information contained in this release.

# # #

McKesson news releases are available at no charge through McKesson's NewsOnDemand fax service.

To immediately receive an index of available releases, call 1-
800-344-6495 and press 2.

On the Internet, visit us on the World Wide Web at:
http://www.McKesson.com

McKesson Corp. Financial Communications
0ne Post Street, San Francisco CA 94104